Exhibit 10.17



     WARRANT AGREEMENT, dated as of December 28, 2005 (the "Effective Date"), by
                                                            --------------
and among Tierra del Sol Resort (Phase 2), Ltd., a Florida limited partnership (the "Partnership"); American Leisure Holdings, Inc., a Nevada corporation
       -----------
("AMLH");  and Stanford International Bank Ltd., an Antiguan banking corporation
  ----
("Stanford").
  --------

                                    RECITALS

     A. The Partnership has been formed pursuant to the terms of a certain Agreement of Limited Partnership dated as of December 28, 2005 (the "Partnership
                                                     ---
Agreement") by and among TDS Management LLC and Tierra Del Sol Resort, Inc. ("TDSR").

     B. In consideration of Stanford's agreement to release its mortgage on the Partnership's real property (the "Release Agreement"), the Partnership has
                                      ------------------
agreed  to issue to Stanford and its designees certain warrants (the "Warrants")
                                                                      --------
to  purchase  limited partnership interests in the Partnership (the "Interests")
                                                                     ---------
entitled, in the aggregate, to a 2% Partnership Percentage (as defined in the Partnership Agreement), subject to the terms and conditions of this Agreement.

     C. Pursuant to the terms of the Release Agreement, AMLH has agreed to grant to Stanford and its designees the right to exchange the Warrants for shares of AMLH's Series E Preferred Stock, par value $.001 per share (the "Series E Preferred"), subject to the terms and conditions of this Agreement.

     NOW THEREFORE, in consideration of the material promises set forth in this Agreement and the Release Agreement, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1.  ISSUANCE  OF  WARRANTS.  The  Partnership hereby issues the Warrants to
         ----------------------
Stanford and its designees, on the terms, and subject to the conditions, of this Agreement. The Warrants shall be evidenced by one or more warrant certificates (the "Warrant Certificates") in the form of Exhibit A to this Agreement. The
       ---------------------                    ---------
Partnership will deliver Warrant Certificates evidencing the Warrants to Stanford and its designees upon the execution of this Agreement.

     2.  REGISTRATION.  The  Partnership  shall  maintain  a  register  for  the
         ------------
issuance, transfer and exchange of the Warrants at its principal executive office. The Partnership shall be entitled to treat the registered holder of any Warrant (the "Holder") as the owner of such Warrant for all purposes of this Agreement, and the Partnership shall not be affected by any notice to the contrary. The Warrants shall be registered initially in the name of Stanford and/or one or more Permitted Transferees (as defined in Section 3) in such denominations as Stanford may request.

     3. TRANSFER AND EXCHANGE OF WARRANTS.
        ---------------------------------

          3.1  Permitted  Transferees. Stanford and any Permitted Transferee may
               ----------------------
     transfer the Warrants in whole or in part, to the following persons (a "Permitted Transferee"):

               (i) to one or more of the officers, directors, employees or shareholders of Stanford or its affiliates, or

               (ii) any person who succeeds by operation of law to the interest of Stanford or any Permitted Transferee.

          3.2 Holders. The term "Holder" as used in this Agreement shall include
              -------
     any Permitted Transferee to whom the Warrants have been transferred in accordance with the terms of this Agreement.

          3.3  Procedurefor Transfer. The Partnership shall only be obligated to
               ---------------------
     register the transfer of the Warrants upon delivery to the Partnership of the corresponding Warrant Certificates, accompanied by a Form of Assignment duly endorsed by the Holder and evidence that the proposed transferee is a Permitted Transferee. Upon any registration of transfer, the Partnership shall deliver a new Warrant Certificate evidencing the Warrants issued to the transferee. A Warrant Certificate may also be exchanged, at the option of any Holder, for another Warrant Certificate or Warrant Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase an equivalent number of Warrant Shares upon delivery to the Partnership of the Warrant Certificate to be exchanged. Notwithstanding the foregoing, the Partnership shall have no obligation to cause any Warrants to be transferred on its books to any person if, in the opinion of counsel to the Partnership, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder.

     4. EXERCISE OF WARRANTS
        --------------------

          4.1  Exercise  Price  and Term. The Warrants shall entitle the Holders
               -------------------------
     thereof to purchase from the Partnership the Interests at an aggregate purchase price of $100 (the "Exercise Price"), payable in full at the time of exercise of the Warrants. In the event that the Holders exercise less than all of the Warrants, then the Exercise Price will reduced proportionately. The Warrants may be exercised, in whole or in part, at any time or from time to time after the Effective Date and ending at 5:00 p.m., New York City time on December 31, 2010 (the "Expiration Date"). After the Expiration Date, any unexercised Warrants shall be void and all rights of any Holder with respect thereto shall cease.

          4.2 Payment of Exercise Price. Each Holder must pay the aggregate
              -------------------------
     Exercise Price for any Warrants being exercised in cash at the time of exercise.

          4.3 Exercise Procedure. The Warrants may be exercised by delivery to
              ------------------
     the Partnership of the corresponding Warrant Certificate, accompanied by an Election to Purchase duly executed by the Holder and the payment of the aggregate Exercise Price for the Interests to be purchased. The Holder shall pay the Exercise Price by delivery of a check payable to the order of the Partnership. Promptly after the exercise of the Warrants, the Partnership shall deliver to the Holder confirmation of the issuance of the Interests to the Holder. All Interests shall be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights, and free from all liens and charges other than those created by the Holder.

     5.  REPLACEMENT  WARRANTS.  In  case  any  Warrant  Certificate  shall  be
         ---------------------
mutilated, lost, stolen or destroyed, the Partnership shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate or in lieu of and substitution for the lost, stolen or destroyed

Warrant Certificate, a new Warrant Certificate of like tenor and representing an equivalent number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Partnership of such loss, theft or destruction of such Warrant Certificate, together with an appropriate agreement regarding indemnification of the Partnership relating to the issuance of a replacement Warrant Certificate.

     6. REPRESENTATIONS, WARRANTIESAND COVENANTSOF PARTNERSHIP.
        ------------------------------------------------------

          6.1  Representations  and  Warranties  of Partnership. The Partnership
               -----------------------------------------------
     hereby represents and warrants to Stanford as follows:

               (a) The Partnership has delivered to Stanford a true and correct copy of the Partnership Agreement as in effect on the date hereof, a copy of which is attached hereto as Exhibit B.

               (b) The Interests to be issued pursuant to the terms of the Warrants will, in the aggregate, be entitled to a 2% Partnership Percentage in the Partnership.

          6.2  Covenants of the Partnership. The Partnership hereby covenants to
               ---------------------------
     Stanford that the Partnership will not take any of the following actions prior to the exercise or expiration of all of the Warrants without the prior written consent of Stanford:

               (a) Amend or modify any of the provisions of the Partnership Agreement.

               (b) Issue any interests in the Partnership, other than the Interests to be issued pursuant to the terms of the Warrants.

               (c) Consolidate with or merge into any other person, or sell all or substantially all of its assets.

          6.3 Payment of Certain Amounts upon Exercise of Warrants. In the event
              ----------------------------------------------------
     that the Partnership makes any distributions to its Partners between the Effective Date and the date on which any Holder exercises any Warrants, then, at the time of exercise, the Partnership will pay to the Holder the portion of such distributions which the Holder would have received had the Holder exercised such Warrants as of the Effective Date.

     7.  CONSOLIDATION, MERGER, SALE OF ASSETS, REORGANIZATION,ETC. In the event
         ---------------------------------------------------------
that the Partnership, at any time after the Effective Date, (i) shall consolidate with or merge into any other person and not be the continuing or surviving person of such consolidation or merger, or (ii) shall permit any other person to consolidate with or merge into the Partnership and the Partnership shall be the continuing or surviving person but, in connection with such consolidation or merger, the Interests or other securities then issuable upon exercise of the Warrants shall be changed into or exchanged for cash, stock or other securities or property, or (iii) shall transfer, directly or indirectly, all or substantially all its properties and assets to any other person, then, and in the case of each such transaction, the Partnership shall make proper provision such that, upon the terms and in the manner provided in this Agreement, the Holders of the Warrants, upon the exercise thereof at any time after the consummation of such transaction, shall be entitled to receive, at the Exercise Price, in lieu of the Interests issuable upon such exercise immediately prior to such transaction, the amount of cash, stock or other securities or property to which the Holders would have been entitled if the Warrants had been exercised in full immediately prior to such transaction. In the event of a sale, lease, or conveyance or other transfer of all or substantially all of the assets of the Partnership as part of a plan of liquidation of the Partnership, all rights to exercise the Warrants shall terminate twenty (20) days after the Partnership gives written notice to the Holders that such sale or conveyance or other transfer has been consummated, in which case, the Holders of the Warrants so exercised shall receive such consideration (property, cash or securities, or a combination thereof) for such exercised Warrants as if the Holders had been partners of the Partnership as of the effective date of the liquidation.

     8.  RESTRICTION  ON  DISPOSITIONS.  The  issuance  of  the Warrants and the
         -----------------------------
Interests to be issued upon the exercise of the Warrants has not been registered under the Act pursuant to any registration statement. Stanford acknowledges that the Warrants and the Interests may not be transferred except pursuant to (i) an effective registration statement under the Act, or (ii) an exemption from registration under the Act permitting the disposition of such securities and upon delivery to the Partnership of an opinion of counsel, reasonably satisfactory to counsel for the Partnership, that such exemption from registration is available. Stanford agrees that any certificates representing the Warrants and Interests shall bear an appropriate restrictive legend to such effect.

     9. OPTION TO EXCHANGE WARRANTS.
        ---------------------------

          9.1  Option  to  Exchange Warrants for Series E Preferred. Each Holder
               ----------------------------------------------------
     may, at any time prior to the expiration or exercise of the Warrants held by the Holder, elect to exchange the Warrants held by the Holder for the right to receive shares of Series E Preferred from AMLH. Each Holder may exercise this right by delivering written notice of such election (the Election Notice") to the Partnership and to AMLH. Upon the delivery of such notice, the Warrants covered by such Election Notice shall be deemed to be cancelled and of no further force and effect.

          9.2  Number of Shares to be Received. The number of shares of Series E
               -------------------------------
     Preferred  to  be  received  by  any  Holder  following  the delivery of an
     Election Notice shall be equal to: (i) the "After Tax Amount," (as calculated below), divided by (ii) $15 per share (which amount will be subject to adjustment in the event of any stock split, stock dividend or similar transaction undertaken by AMLH). For purposes of this Section, the "After Tax amount" shall mean the amount of distributions which would have been received by such Holder from the Partnership if the Holder had exercised the cancelled Warrants, reduced, in the case of any Holder which is taxable as a corporation by % and reduced, the case of any Holder
                                       ----
     which is an individual or any other entity, by     %.
                                                   -----

          9.3 Date of Issuance of Shares. AMLH will issue the Series E Preferred
              --------------------------
     to any Holder which has elected to cancel Warrants within 10 days of the date of any distributions by the Partnership which the Holder would have received had the Holder exercised such Warrants. At such time, AMLH will issue the number of shares to which the Holder is entitled with respect to such distribution pursuant to the formula set forth in Section 9.2.

     10.  NOTICES.  Any  notice  which is given by any Holder to the Partnership
          -------
shall be sufficiently given upon delivery by fax or three days after being sent by registered or certified mail, postage prepaid as follows:


                           ------------------------

                           ------------------------

                           ------------------------

                           ------------------------

Any notice which is given by the Partnership to any Holder shall be sufficiently given, or made, whether or not such Holder receives the notice, if sent by fax or three days after being sent by registered or certified mail, postage prepaid, addressed to such Holder at its last address as shown on the books of the Partnership.

     11.  GOVERNING  LAW.  The  validity, interpretation and performance of this
          --------------
Warrant Agreement and each Warrant shall be governed by the laws of the State of Florida without giving effect to its principles of conflicts of law.

     12.  COUNTERPARTS.  This  Warrant  Agreement may be executed in two or more
          ------------
counterparts, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Warrant Agreement as of the date first set forth above.


                               TIERRA  DEL  SOL  RESORT  (PHASE  2),
                               LTD.,  A FLORIDA LIMITED PARTNERSHIP

                               BY:  TDS  MANAGEMENT  LLC,  ITS  GENERAL  PARTNER

                               BY: /s/ Malcolm J. Wright
                                  --------------------------------------
                                  MALCOLM  J.  WRIGHT,  MANAGING  MEMBER


                               AMERICAN  LEISURE  HOLDINGS,  INC.,
                               A  NEVADA  CORPORATION

                               BY: /s/ Malcolm J. Wright
                                  -------------------------------------
                                  MALCOLM  J.  WRIGHT,  ITS  PRESIDENT


                              STANFORD  INTERNATIONAL  BANK,
                              LTD.,  AN  ANTIGUAN  BANKING  CORPORATION

                              BY: /s/ James M. Davis
                                 -------------------------------------
                              NAME: James M. Davis
                              ITS: CFO

NEITHER THE WARRANTS REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NONE OF SUCH SECURITIES MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (II) AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND UPON DELIVERY TO THE PARTNERSHIP OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE PARTNERSHIP, THAT SUCH EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE. IN ADDITION, THE WARRANTS REPRESENTED HEREBY MAY NOT BE TRANSFERRED OR EXERCISED EXCEPT IN ACCORDANCE WITH THE
PROVISIONS  OF  THE  WARRANT  AGREEMENT  DATED AS OF              , 2005 BETWEEN
                                                    --------------
                        AND                            .
------------------------   ----------------------------

No.
   -----------

                     VOID AFTER 5:00 P.M. NEW YORK CITY TIME

                              ON            , 2010
                                ------------
                      TIERRA DEL SOL RESORT (PHASE 2) LTD.

                               WARRANT CERTIFICATE
                                       FOR
                WARRANTS TO ACQUIRE LIMITED PARTNERSHIP INTERESTS

                    ENTITLED TO A   % PARTNERSHIP PERCENTAGE
                                 ---

     THIS  WARRANT CERTIFICATE CERTIFIES THAT, for value received,        is the
                                                                  --------
holder  (the  "Holder") of Warrants entitling the Holder to purchase at any time
after             , 2005 and prior to 5:00 p.m., New York City time, on December
     -------------
31, 2010 (the "Expiration Date"), limited partnership interests (the "Interests") entitled to a % Partnership Percentage in Tierra Del Sol Resort
                            ---
(Phase 2) Ltd., a Florida limited partnership (the "Partnership"), at a purchase price (the "Exercise Price") of $50.00 per Partnership Percentage point, upon presentation and surrender of this Warrant Certificate, a duly executed Form of Election to Purchase (attached hereto), and payment of the Exercise Price.

     This Warrant Certificate is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of the Warrant Agreement dated as
of           ,  2005  (the  "Warrant Agreement") among the Partnership, American
  ----------
Leisure Holdings, Inc. and Stanford International Bank, Ltd., which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which reference is hereby made for a full description of the rights, limitations of rights, duties and immunities of the Partnership and the Holder of this Warrant Certificate. A copy of the Warrant Agreement is on file at the principal office of the Partnership.

     All capitalized terms utilized in this Warrant Certificate, unless defined in this Warrant Certificate, have the meanings set forth in the Warrant Agreement.

     The Holder of this Warrant Certificate in its capacity as the Holder of Warrants shall not shall be entitled to any rights as a limited partner of the Partnership.

     IN WITNESS WHEREOF, the Partnership has duly executed this Warrant Certificate as of the date set forth below.




DATED:                                TIERRA  DEL  SOL  RESORT  (PHASE  2),
      -------------------             LTD.,  A FLORIDA LIMITED PARTNERSHIP

                                      BY:
                                         ---------------------------------
                                      NAME:
                                      ITS:

                               FORM OF ASSIGNMENT

(To be executed by the Holder if such Holder desires to transfer this Warrant Certificate).

TO:  Tierra  del  Sol  Resort  (Phase  2),  Ltd.  (the  "Partnership")


     FOR  VALUE  RECEIVED,                          hereby  sells   assigns  and
                          -------------------------
transfers  unto                        (the  "Transferee")  Warrants  to acquire
               ------------------------
limited  partnership  interests  (the "Interests") entitled to a   % Partnership
                                                                ---
Percentage, as evidenced by this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and
appoint                    to  transfer such Warrants on the books of Tierra del
       --------------------
Sol Resort (Phase 2), Ltd., with full power of substitution.


                                         ----------------------------------
                                         (NAME  OF  HOLDER)


                                         ----------------------------------
                                         (SIGNATURE)



NOTICE:

     The signature on the foregoing assignment must correspond to the names written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE

(To be executed if Holder desires to exercise the Warrants evidenced by this Warrant Certificate).


TO:  Tierra  del  Sol  Resort  (Phase  2),  Ltd.  (the  "Partnership")

The undersigned hereby (1) irrevocably elects to acquire limited partnership interests (the "Interests") entitled to a % Partnership Percentage by exercise
                                         ---
of the Warrants represented by this Warrant Certificate, (2) makes payment in full of the aggregate Exercise Price for such Warrant's by enclosure of a check therefor , and (3) agrees to be bound by the terms of the Agreement of Limited
Partnership  dated  December     ,  2005  of  the  Partnership.
                            -----

(Please  print  name  and  address)



DATED:                                  -----------------------------------
      ---------------                   (NAME  OF  HOLDER)

                                        -----------------------------------
                                        (SIGNATURE)




NOTICE:

     The signature on the foregoing election to purchase must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.